Exhibit 99.1

Xactly Reports Third Quarter Fiscal 2016 Financial Results

Total Revenue Increases 27% Year-Over-Year

Subscribers Increase 33% Year-Over-Year

SAN JOSE, Calif., December 8, 2015 —(BUSINESS WIRE)— Xactly, (NYSE:XTLY), a leading provider of cloud-based incentive solutions, today announced its financial results for the third quarter of fiscal year 2016 ended October 31, 2015.

“Our third quarter performance was strong as the organization continued to execute on all fronts,” said Christopher W. Cabrera, founder and CEO of Xactly Corporation. “We grew total revenue by 27% on a year-over-year basis and expanded our GAAP and non-GAAP gross margin to 59% and 60%, respectively. Our robust, pure-play cloud product offering is helping companies drive employee performance by using incentive compensation as a strategic lever. The strength of our competitive position and the depth of our product functionality are driving our ability to win new accounts and grow our existing client base.”

Third Quarter Fiscal 2016 Financial Highlights

•	Total revenue was $19.1 million, an increase of 27% from the third quarter of fiscal year 2015 total revenue of $15.0 million. Subscription revenue was $15.2 million, an increase of 25% from the third quarter of fiscal year 2015 subscription revenue of $12.1 million.

•	GAAP net loss for the third quarter of fiscal 2016 was $(10.4) million compared to $(4.8) million in the third quarter of fiscal 2015. GAAP net loss for the third quarter of FY16 included a one-time non-cash charge of $4.1 million related to the extinguishment of non-cash debt issuance costs associated with debt restructuring.

•	Non-GAAP net loss for the third quarter of fiscal 2016 was $(5.1) million compared to a non-GAAP net loss of $(4.4) million for the third quarter of fiscal year 2015.

•	Adjusted EBITDA for the third quarter of fiscal 2016 was a loss of $(3.5) million, or 19% of revenue, compared to a loss of $(3.2) million, or 22% of revenue, for the third quarter of fiscal year 2015.

Recent Business Highlights

•	Added a record number of enterprise customers with key enterprise wins in the Software and Technology, Business Services, High Tech Manufacturing, Retail and Financial Services vertical markets.

•	Ended the third quarter with 235,000 subscribers, a 33% increase over the third quarter of last year.

•	Reduced total debt by 48% and significantly reduced future interest obligations by paying off the $15.4 million loan with Wellington Financial and restructuring our existing line of credit and term loan with Silicon Valley Bank.

•	Awarded the Ventana Research 2015 Technology Innovation Award in Sales Excellence for Xactly Insights™. The Technology Innovation Awards honor technology vendors globally and recognize innovations that will revolutionize and simplify business.

•	Partnered with CEB, a best practice insight and technology company. Through this partnership, CEB will leverage Xactly Insights™, the industry’s first empirical compensation big data set, to provide executives the data-driven intelligence necessary to create more effective, impactful sales performance programs.

•	Recognized as one of the best workplaces in the U.S. by Great Place to Work® and Fortune Magazine. The company was noted for its exceptional workforce satisfaction, business success and thriving culture of motivated employees. This is the fourth time Xactly has been recognized by Great Place to Work® recognizing the company’s ongoing commitment to maintaining a strong employee-centric culture as it continues to grow.

Business Outlook

For the fourth quarter of fiscal 2016, Xactly expects to report:

•	Revenue in the range of $20.0 to $20.4 million

•	GAAP net loss in the range of $(6.1) to $(5.7) million, or $(0.21) to $(0.19) per share

•	Non-GAAP net loss in the range of $(4.9) to $(4.5) million, or $(0.17) to $(0.15) per share

For the full year of fiscal 2016, Xactly expects to report:

•	Revenue in the range of $75.3 to $75.7 million

•	GAAP net loss in the range of $(24.9) to $(24.5) million, or $(1.35) to $(1.33) per share

•	Non-GAAP net loss in the range of $(20.2) to $(19.8) million, or $(1.10) to $(1.08) per share

Conference Call Details:

Xactly will discuss its quarterly results today via teleconference at 1:30 p.m. PT (4:30 p.m. ET). Investors may listen to the live conference call (ID 861772) by dialing 877-795-3599 or 719-325-4821 at 4:30 p.m. Eastern Time on December 8, 2015. An audio replay of the call will be available through 4:30 p.m. Eastern Time on December 22, 2015 by dialing 888-203-1112 or 719-457-0820 and entering access code 861772.

A webcast of the presentation will be available on the company’s investor relations website at http://investors.xactlycorp.com/investors/overview/default.aspx.

Non-GAAP Financial Measures

To supplement its financial statements, Xactly also provides investors with certain non-GAAP financial measures. We believe that these non-GAAP measures are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this press release should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP, and the non-GAAP financial measures that we use may differ from those of other companies in our industry. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent and related explanations are included below. We believe that supplementing GAAP disclosure with non-GAAP disclosure that excludes items that are not directly related to performance in any particular period provides management and investors with a more complete view of Xactly’s operational performance. Various items are excluded from such non-GAAP financial measures in part because the decisions which gave rise to the excluded items were not made to increase revenue in a particular period, but were made for Xactly’s long-term benefit over multiple periods.

Non-GAAP net loss and non-GAAP net loss per share. We believe non-GAAP net loss and non-GAAP net loss per share may prove useful to investors who wish to consider the impact of certain non-cash or non-recurring items, such as certain one-time charges, on Xactly’s operating performance. We compensate for the inherent limitations associated with using non-GAAP net loss and non-GAAP net loss per share through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of these non-GAAP financial measures to the most directly comparable U.S. GAAP measures, net loss and net loss per share. We calculate non-GAAP net loss (and non-GAAP net loss per share) as net loss (and net loss per share) before (i) stock-based compensation, (ii) increase or decrease in expenses related to the change in fair value of convertible preferred stock warrant liabilities, (iii) amortization of intangible assets, and (iv) any applicable, non-recurring or unusual charges as we may determine from time to time, including the one-time non-cash charge related to the extinguishment of non-cash debt issuance costs.

Adjusted EBITDA We believe that Adjusted EBITDA helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that we exclude from Adjusted EBITDA. Furthermore, we use this measure to establish budgets and operational goals for managing our business and evaluating our performance. We also believe that Adjusted EBITDA provides an additional tool for investors to use in comparing our recurring core business operating results over multiple periods with other companies in our industry. We compensate for the inherent limitations associated with using Adjusted EBITDA through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP measure, net loss. We calculate Adjusted EBITDA as net loss before (i) other income (expense), net, which includes interest expense, the change in fair value of convertible preferred stock warrant liabilities and other income and expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) amortization of debt issuance costs, (vi) stock-based compensation and (vii) any applicable, non-recurring or unusual charges as we may determine from time to time.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, GAAP and non-GAAP financial operating results, such as revenue, net loss, net loss per share, non-GAAP net loss and non-GAAP net loss per share, and other information about future events and trends that we believe may affect our business, financial condition, operating results and growth prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond Xactly’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this press release. Factors that could materially affect actual results can be found in Xactly’s most recent filings with the Securities and Exchange Commission, including Xactly’s most recent reports on Forms 8-K and 10-Q, and include those listed under the caption “Risk Factors.” Xactly undertakes no obligation to revise or update information in this press release to reflect events or circumstances in the future, even if new information becomes available.

About Xactly

Xactly is a leading provider of enterprise-class, cloud-based, incentive compensation solutions for employee and sales performance management. We address a critical business need: To incentivize employees and align their behaviors with company goals. Our products allow organizations to make more strategic decisions, increase employee performance, improve margins, and mitigate risk. Our core values are key to our success, and each day we’re committed to upholding them by delivering the best we can to our customers.

©2015 Xactly Corporation. All rights reserved. Xactly, the Xactly logo, Xactly Insights, Xactly Inspire and “Inspire Performance” are registered trademarks or trademarks of Xactly Corporation in the United States and/or other countries. All other trademarks are the property of their respective owners.

CONTACT:

Joseph Consul

Chief Financial Officer

Xactly Corporation

Tel: 408-477-3338

Email: ir@xactlycorp.com

Investor Relations

The Blueshirt Group

Lisa Laukkanen

Tel: 415-217-4961

Email: lisa@blueshirtgroup.com

Nicole Gunderson

Tel: 415-489-2196

Email: nicole@blueshirtgroup.com

Xactly Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value and share amounts)

(Unaudited)

	October 31, 2015	January 31, 2015
Assets
Current assets:
Cash and cash equivalents	$52,047	$19,325
Restricted Cash, short term	287	102
Accounts receivable, net	15,234	17,172
Prepaid expenses and other current assets	3,643	3,875

Total current assets	71,211	40,474
Property and equipment, net	8,737	5,070
Goodwill	6,384	6,384
Other Long-term Assets	629	767

Total assets	$86,961	$52,695

Liabilities and shareholders’ equity (deficit)
Current liabilities:
Accounts payable	$1,246	$1,891
Accrued expenses	9,151	7,166
Debt, current portion	8,974	6,369
Deferred revenue, current portion	36,510	31,839

Total current liabilities	55,881	47,265
Debt, less current portion	7,453	20,546
Other long-term liabilities	4,179	2,107
Preferred stock warrant liabilities	—	5,885
Deferred revenue, less current portion	3,271	2,304

Total liabilities	70,784	78,107
Commitments and contingencies
Stockholders’ equity (deficit):
Convertible preferred stock, $0.001 par value; no shares and 79,000,000 shares authorized as of October 31, 2015 and January 31, 2015, respectively; no shares and 17,871,971 shares issued and outstanding as of October 31, 2015 and January 31, 2015, respectively; aggregate liquidation preference of $0 and $102,643 as of October 31, 2015 and January 31, 2015, respectively	—	83,018
Preferred stock, $0.001 par value; 20,000,000 shares and no shares authorized as of October 31, 2015 and January 31, 2015, respectively; no shares issued or outstanding as of October 31, 2015 and January 31, 2015	—	—
Common stock $0.001 par value; 1,000,000,000 and 120,000,000 shares authorized as of October 31, 2015 and January 31, 2015, respectively; 29,180,081 and 2,881,951 shares issued and outstanding as of October 31, 2015 and January 31, 2015, respectively	29	3
Additional paid-in capital	150,868	7,422
Accumulated other comprehensive loss	(135)	(96)
Accumulated deficit	(134,585)	(115,759)

Total shareholders’ equity (deficit)	16,177	(25,412)

Total liabilities and shareholders’ equity (deficit)	$86,961	$52,695

Xactly Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2015	2014	2015	2014
Revenue:
Subscription services	$15,157	$12,109	$42,905	$34,665
Professional services	3,940	2,935	12,367	10,561

Total revenue	19,097	15,044	55,272	45,226
Cost of revenue:
Subscription services	3,973	3,035	11,691	8,703
Professional services	3,877	3,071	11,301	10,154

Total cost of revenue	7,850	6,106	22,992	18,857

Gross profit	11,247	8,938	32,280	26,369
Operating expenses:
Research and development	4,130	3,241	11,491	8,706
Sales and marketing	9,319	7,733	25,086	21,792
General and administrative	3,330	2,138	10,453	7,276
Amortization of intangibles	—	181	—	543

Total operating expenses	16,779	13,293	47,030	38,317

Operating loss	(5,532)	(4,355)	(14,750)	(11,948)
Other income (expense):
Interest expense	(3,227)	(645)	(5,868)	(1,805)
Loss on extinguishment of debt	(1,524)	—	(1,524)	—
Decrease in fair value of preferred stock warrant liabilities	—	222	3,542	169
Other income (expense), net	(12)	19	(45)	(5)

Total other income (expense)	(4,763)	(404)	(3,895)	(1,641)

Loss before income taxes	(10,295)	(4,759)	(18,645)	(13,589)
Income tax expense	62	48	181	107

Net loss	$(10,357)	$(4,807)	$(18,826)	$(13,696)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.36)	$(1.73)	$(1.26)	$(5.00)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	29,157	2,781	14,917	2,740

Xactly Corporation

Condensed Consolidated Statement of Cash Flows

(in thousands)

(Unaudited)

	Nine months ended October 31,
	2015	2014
Cash flows from operating activities:
Net loss	$(18,826)	$(13,696)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,278	1,456
Amortization of intangible assets	—	543
Loss on extinguishment of debt	1,524	—
Amortization of debt issuance costs	3,501	377
Stock-based compensation	2,447	1,214
Donation of common stock to XactlyOne Foundation	498	—
(Income) expense from change in fair value of warrant liabilities	(3,542)	(169)
Loss from disposal on Fixed Assets	245	—
Facility exit costs	693	—
Changes in operating assets and liabilities:
Accounts receivable	1,938	783
Prepaid expenses and other current assets	(2,936)	(1,048)
Other long-term assets	7	(120)
Accounts payable	959	561
Accrued expenses	895	163
Deferred revenue	5,638	1,405
Other long-term liabilities	46	(91)

Net cash used in operating activities	(4,635)	(8,622)
Cash flows from investing activities:
Purchases of property and equipment	(3,888)	(2,224)
Restricted cash	—	(129)

Net cash used in investing activities	(3,888)	(2,353)
Cash flows from financing activities:
Proceeds from line of credit	—	5,010
Proceeds from principal on term debt, net of issuance costs	9,937	9,802
Payments of principal on term debt	(25,408)	—
Proceeds from exercise of warrants to acquire convertible preferred stock, net of issuance costs	37	25
Proceeds from exercise of stock options	582	220
Principal payments under capital lease obligations	(2)	(346)
Payment of deferred initial public offering costs	(2,712)	(1,360)
Proceeds from initial public offering	58,844	—

Net cash provided by financing activities	41,278	13,351
Effect of exchange rate changes on cash and cash equivalents	(33)	1

Net increase in cash and cash equivalents	32,722	2,377
Cash and cash equivalents at beginning of period	19,325	12,452

Cash and cash equivalents at end of period	$52,047	$14,829

Reconciliation of GAAP Net Loss to Adjusted EBITDA

(in thousands)

(Unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2015	2014	2015	2014
Net loss	$(10,357)	$(4,807)	$(18,826)	$(13,696)
Non-GAAP adjustments:
Interest expense	3,227	645	5,868	1,805
Provision for income taxes	62	48	181	107
Depreciation and amortization	831	529	2,278	1,456
Amortization of intangibles	—	181	—	543
Loss on debt extinguishment	1,524	—	1,524	—
Stock-based compensation	1,165	405	2,447	1,214
Increase (decrease) in fair value of preferred stock warrant liabilities	—	(222)	(3,542)	(169)
Other expense, net	12	(19)	45	5
Loss on disposal of fixed assets	—	—	245	—
Donation of common stock to XactlyOne Foundation	—	—	498	—

Adjusted EBITDA	$(3,536)	$(3,240)	$(9,282)	$(8,735)

Stock-based compensation

(in thousands)

(Unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2015	2014	2015	2014
Stock-based compensation:
Subscription services	133	57	299	169
Professional services	154	16	263	43
Research and development	308	72	548	190
Sales and marketing	266	88	551	240
General and administrative	304	172	786	572

Total stock-based compensation	$1,165	$405	$2,447	$1,214

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(in thousands, except per share data)

(Unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2015	2014	2015	2014
GAAP net loss	$(10,357)	$(4,807)	$(18,826)	$(13,696)
Non-GAAP adjustments:
Amortization of intangibles	—	181	—	543
Stock-based compensation	1,165	405	2,447	1,214
Increase (decrease) in fair value of preferred stock warrant liabilities	—	(222)	(3,542)	(169)
Donation of common stock to XactlyOne Foundation	—	—	498	—
Non-cash debt issuance costs	4,088	—	4,088	—

Non-GAAP net loss	$(5,104)	$(4,443)	$(15,335)	$(12,108)

Non-GAAP net loss per share:
Basic and diluted	$(0.18)	$(1.60)	$(1.03)	$(4.42)

Shares used in computing non-GAAP net loss per share:
Basic and diluted	29,157	2,781	14,917	2,740

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss—GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Three months ending January 31, 2016
	Low	High
GAAP net loss	$(6,100)	$(5,700)
Non-GAAP adjustments:
Stock-based compensation	1,200	1,200
Increase (decrease) in fair value of preferred stock warrant liabilities	—	—
Donation of common stock to XactlyOne Foundation	—	—
Non-cash debt issuance costs	—	—

Non-GAAP net loss	$(4,900)	$(4,500)

GAAP net loss per share, basic and diluted	$(0.21)	$(0.19)

Non-GAAP net loss per share, basic and diluted	$(0.17)	$(0.15)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	29,400	29,400

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss—GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Year Ending January 31, 2016
	Low	High
GAAP net loss	$(24,900)	$(24,500)
Non-GAAP adjustments:
Stock-based compensation	3,647	3,647
Increase (decrease) in fair value of preferred stock warrant liabilities	(3,542)	(3,542)
Donation of common stock to XactlyOne Foundation	498	498
Non-cash debt issuance costs	4,088	4,088

Non-GAAP net loss	$(20,209)	$(19,809)

GAAP net loss per share, basic and diluted	$(1.35)	$(1.33)

Non-GAAP net loss per share, basic and diluted	$(1.10)	$(1.08)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	18,400	18,400